Rule 497(e)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MARCH 20, 2020

DATED APRIL 23, 2020

Notwithstanding anything to the contrary in the Fund’s Prospectus, the Fund’s Index Provider has announced that, due to the recent period of extreme global market volatility, market wide circuit breaker events and exchange closures, the March 2020 scheduled rebalance and reconstitution of the Fund’s Index has been canceled. This means that securities will not be bought, sold or reweighted pursuant to the Fund’s stated Index methodology until the Index’s next scheduled rebalance and reconstitution in June 2020. During this delay, it is possible that the Index and, in turn, the Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE